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                                                                       EXHIBIT 1
                             JOINT FILING AGREEMENT

       In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them a Statement on Schedule 13G (including amendments thereto) with regard to the common stock of ANC Rental Corporation, and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement as of the 5th day of September, 2000.

                                    ESL PARTNERS, L.P.

                                    By:  RBS Partners, L.P., its general partner
                                    By:  ESL Investments, Inc., its general
                                         partner

                                         By:      /s/ EDWARD S. LAMPERT
                                            ------------------------------------
                                                  Edward S. Lampert
                                                  Chairman

                                    ESL LIMITED

                                    By:  ESL Investment Management, LLC, its
                                         investment manager

                                         By:      /s/ EDWARD S. LAMPERT
                                            ------------------------------------
                                                  Edward S. Lampert
                                                  Managing Member

                                    ESL INSTITUTIONAL PARTNERS, L.P.

                                    By:  RBS Investment Management, LLC, its
                                         general partner

                                         By:      /s/ EDWARD S. LAMPERT
                                            ------------------------------------
                                                  Edward S. Lampert
                                                  Managing Member

                                    ESL INVESTORS, L.L.C.

                                    By:  RBS Partners, L.P., its manager
                                    By:  ESL Investments, Inc., its general
                                         partner

                                         By:      /s/ EDWARD S. LAMPERT
                                            ------------------------------------
                                                  Edward S. Lampert
                                                  Chairman